UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2015

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Shareholder Approval of the Amendment and Restatement of the Flexible Stock Plan

The amendment and restatement of the Company’s Flexible Stock Plan (the “Flexible Stock Plan”) was approved by shareholders at the Annual Meeting of Shareholders held May 5, 2015. The Flexible Stock Plan provides for the award of stock based benefits (including stock options, stock appreciation rights, restricted stock, stock units, performance awards, and other stock based awards) to attract and retain valuable employees, directors and other key individuals, align the interest of participants with the interests of shareholders; and reward outstanding performance. The Flexible Stock Plan has a term of 10 years.

Our named executive officers, David S. Haffner (Board Chair & CEO), Karl G. Glassman (President & COO), Matthew C. Flanigan (Executive Vice President & CFO), Perry E. Davis (Senior Vice President, President – Residential Furnishings) and Joseph D. Downes, Jr. (former Senior Vice President, President – Industrial Materials), along with our non-employee directors and other key employees are eligible to participate in the Flexible Stock Plan. The material terms and conditions of the Flexible Stock Plan and the amendments adopted by the shareholders at the annual meeting have been previously reported under Proposal Three in the Company’s Proxy Statement (beginning on page 23), filed March 25, 2015 (the “Proxy Statement”), and in the Flexible Stock Plan document attached as Appendix A to the Proxy Statement. The amendments to the Flexible Stock Plan included:

(a)	An increase in the number of shares available for future grants under the Flexible Stock Plan from approximately 3.6 million to approximately 14.6 million (excluding forfeitures of existing awards that again become available for issuance under the Flexible Stock Plan); and

(b)	The mandating of “double-trigger” vesting, such that an award recipient’s employment with the Company must terminate in connection with a change in control in order to trigger the award’s change in control vesting provision.

The above disclosure is only a brief description of the Flexible Stock Plan, as amended and restated, and is qualified in its entirety by the description in Proposal Three in the Proxy Statement, and the Flexible Stock Plan document, each of which is incorporated herein by reference. The Flexible Stock Plan document is included as Exhibit 10.1.

Shareholder Approval of the Amendment and Restatement of the Discount Stock Plan

The amendment and restatement of the Company’s Discount Stock Plan (the “Discount Stock Plan”) was approved by shareholders at the Annual Meeting of Shareholders held May 5, 2015. The Discount Stock Plan provides eligible employees an opportunity to purchase Company common stock at a 15% discount from market. The Company strongly encourages employee stock ownership in order to align the interests of employees with those of shareholders.

The Company’s named executive officers, listed above, are eligible to participate in the Discount Stock Plan. The material terms and conditions of the Discount Stock Plan and the amendments adopted by the shareholders at the annual meeting have been previously reported under Proposal Four in the Company’s Proxy Statement (beginning on page 30), filed March 25, 2015, and in the Discount Stock Plan document attached as Appendix B to the Proxy Statement. The Discount Stock Plan was amended to increase the number of shares available for future grants by 4 million.

The above disclosure is only a brief description of the Discount Stock Plan, as amended and restated, and is qualified in its entirety by the description in Proposal Four in the Proxy Statement, and the Discount Stock Plan document, each of which is incorporated herein by reference. The Discount Stock Plan document is included as Exhibit 10.2.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 5, 2015. In connection with this meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. Matters voted upon were (1) the election of eleven directors; (2) the ratification of the Audit Committee’s selection of

PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015; (3) the approval of the amendment and restatement of the Company’s Flexible Stock Plan to increase the number of shares available for future grants by 11 million, and mandate “double-trigger” vesting (such that an award recipient’s employment with the Company must terminate in connection with a change in control in order to trigger the award’s change in control vesting provisions; (4) the approval of the amendment and restatement of the Company’s Discount Stock Plan to increase the number of shares available for future grants by 4 million; and (5) an advisory vote to approve named executive officer compensation as described in the Proxy Statement. The number of votes cast for and against, as well as abstentions and broker non-votes, with respect to each matter, as applicable, are set out below.

1. Proposal One: Election of Directors. All eleven nominees for director listed in the Proxy Statement were elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified, with the following vote:

DIRECTOR NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Robert E. Brunner	103,009,915	410,809	380,361	21,275,286
Robert G. Culp, III	102,884,707	521,226	395,152	21,275,286
R. Ted Enloe, III	91,079,048	12,456,717	265,320	21,275,286
Manuel A. Fernandez	102,801,052	596,049	403,984	21,275,286
Richard T. Fisher	93,518,092	9,889,873	393,120	21,275,286
Matthew C. Flanigan	95,144,072	8,256,908	400,105	21,275,286
Karl G. Glassman	101,783,594	1,751,105	266,386	21,275,286
David S. Haffner	99,545,822	3,056,263	1,199,000	21,275,286
Joseph W. McClanathan	102,662,100	748,975	390,010	21,275,286
Judy C. Odom	101,536,388	1,876,873	387,824	21,275,286
Phoebe A. Wood	102,709,392	715,862	375,831	21,275,286

2. Proposal Two: Ratification of Selection of Independent Registered Public Accounting Firm. The ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015 was approved with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
123,054,571	1,518,570	503,230	N/A

3. Proposal Three: Approval of the Amendment and Restatement of the Flexible Stock Plan. The amendment and restatement of the Company’s Flexible Stock Plan was approved with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
93,710,543	9,629,895	460,647	21,275,286

4. Proposal Four: Approval of the Amendment and Restatement of the Discount Stock Plan. The amendment and restatement of the Company’s Discount Stock Plan was approved with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
101,533,116	1,758,127	509,842	21,275,286

5. Proposal Five: Advisory Vote to Approve Named Executive Officer Compensation. The advisory vote to approve the Company’s named executive officer compensation package as described in the “Executive Compensation” section of the Company’s Proxy Statement (commonly known as “Say-on-Pay”) consisted of the following:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
95,818,202	6,610,215	1,372,472	21,275,482

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	The Company’s Flexible Stock Plan, Amended and Restated Effective as of May 5, 2015, filed March 25, 2015 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

10.2	The Company’s Discount Stock Plan, as amended and restated in its entirety on May 5, 2015, filed March 25, 2015 as Appendix B to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: May 7, 2015	By:	/S/ JOHN G. MOORE
John G. Moore
Senior Vice President – Chief Legal & HR Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	The Company’s Flexible Stock Plan, Amended and Restated Effective as of May 5, 2015, filed March 25, 2015 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

10.2	The Company’s Discount Stock Plan, as amended and restated in its entirety on May 5, 2015, filed March 25, 2015 as Appendix B to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)